DAY RUNNER, INC.
                                                                    EXHIBIT 10.6


                       DAY RUNNER, INC. OFFICER BONUS PLAN
                    FOR THE FISCAL YEAR ENDING JUNE 30, 1997


         The Officer Bonus Plan (the "Bonus Plan") for the fiscal year ending June 30, 1997, will be paid based on the Company's fiscal year ending June 30, 1997 financial performance as measured by the degree of attainment of a pre-set, Board-approved, net income goal.

               The established fiscal 1997 net income goal for the period ending
              June 30, 1997 to be used for calculation of the 1997 bonuses is after bonuses net income (after taxes and all other expense items) of $11,818,000.

               The percentage  attainment of the net income goal will be applied to the matrix on the following pages to determine the bonus. (For the purposes of these attachments, only a partial matrix is shown.) Percentage calculations for net income and bonus percentages will be calculated to two decimal places and will be rounded up.

               A minimum of 120% of the after-bonuses net income goal must be achieved to receive any bonus.

               Bonus payments,  if any, will be made in one lump sum payment all at one time within 30 days after the June 30, 1997 net income results have been finalized and any review and audit by the Company's outside accountants has been completed (as evidenced by the Company's auditors executing its financial report and delivering copies to the Compensation Committee.)

               In the event any officer included in the Bonus Plan is an officer of the Company for only a portion of the 12-month period ending June 30,1997 (or changes his/her officer position during this period), then his/her participation in the Bonus plan will be pro-rata based on the number of days as a Company officer (or as he/she held each respective office) in the fiscal year ending June 30, 1997 divided by 365, without regard to the actual net income earned by the Company during the period he/she was an officer; provided, however, that an officer must be an officer for at least six months of this fiscal year and must not voluntarily resign as an officer of the Company on or prior to June 30, 1997 to be eligible for participation in the Bonus Plan.

               Unless additional  officers are explicitly  included in the Bonus
              Plan pursuant to a subsequent, duly adopted Board resolution, only the following officers shall be included in the Bonus Plan: Chief Executive Officer; President and Chief Operating Officer; Chief Financial Officer & Executive Vice President, Finance & Administration; Vice President, Operations, North America; Vice President, Sales; Vice President, Product Development; Vice President, International Sales; Vice President, Chief Information Officer; Vice President, Corporate Development; and Vice President, Human Resources.

         Bonuses will be paid according to the partial table on the following page which is to be used by applying the appropriate bonus percentage to the base salary for each respective executive.

                                DAY RUNNER, INC.
                    Officer Bonus Calculation for Fiscal 1997
                   Base period = 12 months ended June 30, 1996
                       Bonus calculated using bonus factor




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Net Income(in $000's)   Chief Executive         President & Chief          Chief Financial       VP - Sales     VP - Product
Goal = $11,818          Officer                 Operating Officer                 Officer                           Development
----------------------------------------------------------------------------------------------------------------------------------
Annual Salary               $300,000                    $250,000                 $150,000           $132,000         $132,000
Bonus Factor                    2.44%                      2.36%                    2.24%              2.16%           2.16%
----------------------------------------------------------------------------------------------------------------------------------
Percent        After Bonus
of 12 Months   Fiscal 1997   Percent               Percent               Percent              Percent             Percent
Ended 6/30/97  Net Income    of Annual             of Annual             of Annual            of Annual           of Annual
Net Income     ($000)        Salary     Bonus      Salary      Bonus     Salary    Bonus      Salary     Bonus    Salary     Bonus
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
120.0          $14,182        2.44%       $7,320      2.36     $5,900      2.24     $3,360      2.16    $2,851      2.1       $2,851
120.0          $14,241        4.88        14,640      4.72     11,800      4.48      6,720      4.32     5,702        4.32     5,702
121.0          $14,300        7.32        21,960      7.08     17,700      6.72     10,080      6.48     8,554        6.48     8,554
121.5          $14,359        9.76        29,280      9.44     23,600      8.96     13,440      8.64    11,405        8.6     11,405
122.0          $14,418       12.20        36,600     11.80     29,500     11.20     16,800     10.80    14,256       10.8     14,256
122.5          $14,477       14.64        43,920     14.16     35,400     13.44     20,160     12.96    17,107       12.9     17,107
123.0          $14,536       17.08        51,240     16.52     41,300     15.68     23,520     15.12    19,958       15.1     19,958
123.5          $14,595       19.52        58,560     18.88     47,200     17.92     26,880     17.28    22,810       17.2     22,810
124.0          $14,654       21.96        65,880     21.24     53,100     20.16     30,240     19.44    25,661       19.4     25,661
124.5          $14,713       24.40        73,200     23.60     59,000     22.40     33,600     21.60    28,512       21.6     28,512
125.0          $14,773       26.84        80,520     25.96     64,900     24.64     36,960     23.76    31,363       23.76    31,363
125.5          $14,832       29.28        87,840     28.32     70,800     26.88     40,320     25.92    34,214       25.9     34,214
126.0          $14,891       31.72        95,160     30.68     76,700     29.12     43,680     28.08    37,066       28.0     37,066
126.5          $14,950       34.16       102,480     33.04     82,600     31.36     47,040     30.24    39,917       30.2     39,917
127.0          $15,009       36.60       109,800     35.40     88,500     33.60     50,400     32.40    42,768       32.4     42,768
127.5          $15,068       39.04       117,120     37.76     94,400     35.84     53,760     34.56    45,619       34.5     45,619
128.0          $15,127       41.48       124,440     40.12    100,300     38.08     57,120     36.72    48,470       36.7     48,470
128.5          $15,186       43.92       131,760     42.48    106,200     40.32     60,480     38.88    51,322       38.8     51,322
129.0          $15,245       46.36       139,080     44.84    112,100     42.56     63,840     41.04    54,173       41.0     54,173
130.0          $15,363       48.80       146,400     47.20    118,000     44.80     67,200     43.20    57,024       43.2     57,024
131.0          $15,482       51.24       153,720     49.56    123,900     47.04     70,560     45.36    59,875       45.3     59,875
132.0          $15,600       53.68       161,040     51.92    129,800     49.28     73,920     47.52    62,726       47.5     62,726
133.0          $15,718       56.12       168,360     54.28    135,700     51.52     77,280     49.68    65,578       49.6     65,578
134.0          $15,836       58.56       175,680     56.64    141,600     53.76     80,640     51.84    68,429       51.8     68,429
135.0          $15,954       61.00       183,000     59.00    147,500     56.00     84,000     54.00    71,280       54.0     71,280
136.0          $16,072       63.44       190,320     61.36    153,400     58.24     87,360     56.16    74,131       56.1     74,131
137.0          $16,191       65.88       197,640     63.72    159,300     60.48     90,720     58.32    76,982       58.3     76,982
138.0          $16,309       68.32       204,960     66.08    165,200     62.72     94,080     60.48    79,834       60.4     79,834
139.0          $16,427       70.76       212,280     68.44    171,100     64.96     97,440     62.64    82,685       62.64    82,685
140.0          $16,545       73.20       219,600     70.80    177,000     67.20    100,800     64.80    85,536       64.80    85,536
141.0          $16,663       75.64       226,920     73.16    182,900     69.44    104,160     66.96    88,387       66.96    88,387
142.0          $16,782       78.08       234,240     75.52    188,800     71.68    107,520     69.12    91,238       69.12    91,238
143.0          $16,900       80.52       241,560     77.88    194,700     73.92    110,880     71.28    94,090       71.28    94,090
144.0          $17,018       82.96       248,880     80.24    200,600     76.16    114,240     73.44    96,941       73.44    96,941
145.0          $17,136       85.40       256,200     82.60    206,500     78.40    117,600     75.60    99,792       75.60    99,792
146.0          $17,254       87.84       263,520     84.96    212,400     80.64    120,960     77.76   102,643       77.76   102,643
147.0          $17,372       90.28       270,840     87.32    218,300     82.88    124,320     79.92   105,494       79.92   105,494
148.0          $17,491       92.72       278,160     89.68    224,200     85.12    127,680     82.08   108,346       82.08   108,346
149.0          $17,609       95.16       285,480     92.04    230,100     87.36    131,040     84.24   111,197       84.24   111,197
150.0          $17,727       97.60       292,800     94.40    236,000     89.60    134,400     86.40   114,048       86.40   114,048
151.0          $17,845      100.04       300,120     96.76    241,900     91.84    137,760     88.56   116,899       88.56   116,899
152.0          $17,963      102.48       307,440     99.12    247,800     94.08    141,120     90.72   119,750       90.72   119,750
153.0          $18,082      104.92       314,760    101.48    253,700     96.32    144,480     92.88   122,602       92.99   122,602
154.0          $18,200      107.36       322,080    103.84    259,600     98.56    147,840     95.04   125,453       95.04   125,453
155.0          $18,318      109.80       329,400    106.20    265,500    100.80    151,200     97.20   128,304       97.20   128,304
156.0          $18,436      112.24       336,720    108.56    271,400    103.04    154,560     99.36   131,155       99.36   131,155
157.0          $18,554      114.68       344,040    110.92    277,300    105.28    157,920    101.52   134,006      101.52   134,006
158.0          $18,672      117.12       351,360    113.28    283,200    107.52    161,280    103.68   136,858      103.68   136,858
159.0          $18,791      119.56       358,680    115.64    289,100    109.76    164,640    105.84   139,709      105.84   139,709
160.0          $18,909      122.00       366,000    118.00    295,000    112.00    168,000    108.00   142,560      108.00   142,560
161.0          $19,027      124.44       373,320    120.36    300,900    114.24    171,360    110.16   145,411      110.16   145,411
162.0          $19,145      126.88       380,640    122.72    306,800    116.48    174,720    112.32   148,262      112.32   148,262
163.0          $19,263      129.32       387,960    125.08    312,700    118.72    178,080    114.48   151,114      114.48   151,114
164.0          $19,382      131.76       395,280    127.44    318,600    120.96    181,440    116.64   153,965      116.64   153,965
165.0          $19,500      134.20       402,600    129.80    324,500    123.20    184,800    118.80   156,816      118.80   156,816
166.0          $19,618      136.64       409,920    132.16    330,400    125.44    188,160    120.96   159,667      120.96   159,667
167.0          $19,736      139.08       417,240    134.52    336,300    127.68    191,520    123.12   162,518      123.12   162,518
168.0          $19,854      141.52       424,560    136.88    342,200    129.92    194,880    125.28   165,370      125.28   165,370
169.0          $19,972      143.96       431,880    139.24    348,100    132.16    198,240    127.44   168,221      127.44   168,221
170.0          $20,091      146.40       439,200    141.60    354,000    134.40    201,600    129.60   171,072      129.60   171,072
171.0          $20,209      148.84       446,520    143.96    359,900    136.64    204,960    131.76   173,923      131.76   173,923
172.0          $20,327      151.28       453,840    146.32    365,800    138.88    208,320    133.92   176,774      133.92   176,774
173.0          $20,445      153.72       461,160    148.68    371,700    141.12    211,680    136.08   179,626      136.08   179,626
174.0          $20,563      156.16       468,480    151.04    377,600    143.36    215,040    138.24   182,477      138.24   182,477
175.0          $20,682      158.60       475,800    153.40    383,500    145.60    218,400    140.40   185,328      140.40   185,328
176.0          $20,800      161.04       483,120    155.76    389,400    147.84    221,760    142.56   188,179      142.56   188,179
177.0          $20,918      163.48       490,440    158.12    395,300    150.08    225,120    144.72   191,030      144.72   191,030
178.0          $21,036      165.92       497,760    160.48    401,200    152.32    228,480    146.88   193,882      146.88   193,882
179.0          $21,154      168.36       505,080    162.84    407,100    154.56    231,840    149.04   196,733      149.04   196,733
180.0          $21,272      170.80       512,400    165.20    413,000    156.80    235,200    151.20   199,584      151.20   199,584
181.0          $21,391      173.24       519,720    167.56    418,900    159.04    238,560    153.36   202,435      153.36   202,435
182.0          $21,509      175.68       527,040    169.92    424,800    161.28    241,920    155.52   205,286      155.52   205,286
183.0          $21,627      178.12       534,360    172.28    430,700    163.52    245,280    157.68   208,138      157.68   208,138
184.0          $21,745      180.56       541,680    174.64    436,600    165.76    248,640    159.84   210,989      159.84   210,989
185.0          $21,863      183.00       549,000    177.00    442,500    168.00    252,000    162.00   213,840      162.00   213,840
186.0          $21,981      185.44       556,320    179.36    448,400    170.24    255,360    164.16   216,691      164.16   216,691
187.0          $22,100      187.88       563,640    181.72    454,300    172.48    258,720    166.32   219,542      166.32   219,542
188.0          $22,218      190.32       570,960    184.08    460,200    174.72    262,080    168.48   222,394      168.48   222,394
189.0          $22,336      192.76       578,280    186.44    466,100    176.96    265,440    170.64   225,245      170.64   225,245
190.0          $22,454      195.20       585,600    188.80    472,000    179.20    268,800    172.80   228,096      172.80   228,096
191.0          $22,572      197.64       592,920    191.16    477,900    181.44    272,160    174.96   230,947      174.96   230,947
192.0          $22,691      200.08       600,240    193.52    483,800    183.68    275,520    177.12   233,798      177.12   233,798
193.0          $22,809      202.52       607,560    195.88    489,700    185.92    278,880    179.28   236,650      179.28   236,650
194.0          $22,927      204.96       614,880    198.24    495,600    188.16    282,240    181.44   239,501      181.44   239,501
195.0          $23,045      207.40       622,200    200.60    501,500    190.40    285,600    183.60   242,352      183.60   242,352
196.0          $23,163      209.84       629,520    202.96    507,400    192.64    288,960    185.76   245,203      185.76   245,203
197.0          $23,281      212.28       636,840    205.32    513,300    194.88    292,320    187.92   248,054      187.92   248,054
198.0          $23,400      214.72       644,160    207.68    519,200    197.12    295,680    190.08   250,906      190.08   250,906
199.0          $23,518      217.16       651,480    210.04    525,100    199.36    299,040    192.24   253,757      192.24   253,757
200.0          $23,636      219.60       658,800    212.40    531,000    201.60    302,400    194.40   256,608      194.40   256,608
201.0          $23,754      222.04       666,120    214.76    536,900    203.84    305,760    196.56   259,459      196.56   259,459



Table continued below

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VP - Operations,      VP - International          VP - Information       VP-Corporate     VP - Human
   North America                    Sales                  Services         Development      Resources
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        $125,000                  110,000                 $110,000             $90,000         $90,000
            1.80                     1.40%                    1.40%              1.40%           1.40%
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           Percent                Percent                 Percent            Percent             Percent                   Bonus
         of Annual              of Annual                 of Annual          of Annual           of Annual                 Grand
            Salary      Bonus      Salary     Bonus        Salary    Bonus   Salary     Bonus    Salary     Bonus          Total
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

             1.80%      $2,250      1.40      $1,540      1.40    $1,540      1.40      $1,260      1.40    $1,260        $30,132
             3.60        4,500      2.80       3,080      2.80     3,080      2.80       2,520      2.80     2,520        $60,264
             5.40        6,750      4.20       4,620      4.20     4,620      4.20       3,780      4.20     3,780        $90,398
             7.20        9,000      5.60       6,160      5.60     6,160      5.60       5,040      5.60     5,040       $120,530
             9.00       11,250      7.00       7,700      7.00     7,700      7.00       6,300      7.00     6,300       $150,662
            10.80       13,500      8.40       9,240      8.40     9,240      8.40       7,560      8.40     7,560       $180,794
            12.60       15,750      9.80      10,780      9.80    10,780      9.80       8,820      9.80     8,820       $210,926
            14.40       18,000     11.20      12,320     11.20    12,320     11.20      10,080     11.20    10,080       $241,060
            16.20       20,250     12.60      13,860     12.60    13,860     12.60      11,340     12.60    11,340       $271,192
            18.00       22,500     14.00      15,400     14.00    15,400     14.00      12,600     14.00    12,600       $301,324
            19.80       24,750     15.40      16,940     15.40    16,940     15.40      13,860     15.40    13,860       $331,456
            21.60       27,000     16.80      18,480     16.80    18,480     16.80      15,120     16.80    15,120       $361,588
            23.40       29,250     18.20      20,020     18.20    20,020     18.20      16,380     18.20    16,380       $391,722
            25.20       31,500     19.60      21,560     19.60    21,560     19.60      17,640     19.60    17,640       $421,854
            27.00       33,750     21.00      23,100     21.00    23,100     21.00      18,900     21.00    18,900       $451,986
            28.80       36,000     22.40      24,640     22.40    24,640     22.40      20,160     22.40    20,160       $482,118
            30.60       38,250     23.80      26,180     23.80    26,180     23.80      21,420     23.80    21,420       $512,250
            32.40       40,500     25.20      27,720     25.20    27,720     25.20      22,680     25.20    22,680       $542,384
            34.20       42,750     26.60      29,260     26.60    29,260     26.60      23,940     26.60    23,940       $572,516
            36.00       45,000     28.00      30,800     28.00    30,800     28.00      25,200     28.00    25,200       $602,648
            37.80       47,250     29.40      32,340     29.40    32,340     29.40      26,460     29.40    26,460       $632,780
            39.60       49,500     30.80      33,880     30.80    33,880     30.80      27,720     30.80    27,720       $662,912
            41.40       51,750     32.20      35,420     32.20    35,420     32.20      28,980     32.20    28,980       $693,046
            43.20       54,000     33.60      36,960     33.60    36,960     33.60      30,240     33.60    30,240       $723,178
            45.00       56,250     35.00      38,500     35.00    38,500     35.00      31,500     35.00    31,500       $753,310
            46.80       58,500     36.40      40,040     36.40    40,040     36.40      32,760     36.40    32,760       $783,442
            48.60       60,750     37.80      41,580     37.80    41,580     37.80      34,020     37.80    34,020       $813,574
            50.40       63,000     39.20      43,120     39.20    43,120     39.20      35,280     39.20    35,280       $843,708
            52.20       65,250     40.60      44,660     40.60    44,660     40.60      36,540     40.60    36,540       $873,840
            54.00       67,500     42.00      46,200     42.00    46,200     42.00      37,800     42.00    37,800       $903,972
            55.80       69,750     43.40      47,740     43.40    47,740     43.40      39,060     43.40    39,060       $934,104
            57.60       72,000     44.80      49,280     44.80    49,280     44.80      40,320     44.80    40,320       $964,236
            59.40       74,250     46.20      50,820     46.20    50,820     46.20      41,580     46.20    41,580       $994,370
            61.20       76,500     47.60      52,360     47.60    52,360     47.60      42,840     47.60    42,840     $1,024,502
            63.00       78,750     49.00      53,900     49.00    53,900     49.00      44,100     49.00    44,100     $1,054,634
            64.80       81,000     50.40      55,440     50.40    55,440     50.40      45,360     50.40    45,360     $1,084,766
            66.60       83,250     51.80      56,980     51.80    56,980     51.80      46,620     51.80    46,620     $1,114,898
            68.40       85,500     53.20      58,520     53.20    58,520     53.20      47,880     53.20    47,880     $1,145,032
            70.20       87,750     54.6       60,060     54.60    60,060     54.60      49,140     54.60    49,140     $1,175,164
            72.00       90,000     56.00      61,600     56.00    61,600     56.00      50,400     56.00    50,400     $1,205,296
            73.80       92,250     57.40      63,140     57.40    63,140     57.40      51,660     57.40    51,660     $1,235,428
            75.60       94,500     58.80      64,680     58.80    64,680     58.80      52,920     58.80    52,920     $1,265,560
            77.40       96,750     60.20      66,220     60.20    66,220     60.20      54,180     60.20    54,180     $1,295,694
            79.20       99,000     61.60      67,760     61.60    67,760     61.60      55,440     61.60    55,440     $1,325,826
            81.00      101,250     63.00      69,300     63.00    69,300     63.00      56,700     63.00    56,700     $1,355,958
            82.80      103,500     64.40      70,840     64.40    70,840     64.40      57,960     64.40    57,960     $1,386,090
            84.60      105,750     65.80      72,380     65.80    72,380     65.80      59,220     65.80    59,220     $1,416,222
            86.40      108,000     67.20      73,920     67.20    73,920     67.20      60,480     67.20    60,480     $1,446,356
            88.20      110,250     68.60      75,460     68.60    75,460     68.60      61,740     68.60    61,740     $1,476,488
            90.00      112,500     70.00      77,000     70.00    77,000     70.00      63,000     70.00    63,000     $1,506,620
            91.80      114,750     71.40      78,540     71.40    78,540     71.40      64,260     71.40    64,260     $1,536,752
            93.60      117,000     72.80      80,080     72.80    80,080     72.80      65,520     72.80    65,520     $1,566,884
            95.40      119,250     74.20      81,620     74.20    81,620     74.20      66,780     74.20    66,780     $1,597,018
            97.20      121,500     75.60      83,160     75.60    83,160     75.60      68,040     75.60    68,040     $1,627,150
            99.00      123,750     77.00      84,700     77.00    84,700     77.00      69,300     77.00    69,300     $1,657,282
           100.80      126,000     78.40      86,240     78.40    86,240     78.40      70,560     78.40    70,560     $1,687,414
           102.60      128,250     79.80      87,780     79.80    87,780     79.80      71,820     79.80    71,820     $1,717,546
           104.40      130,500     81.20      89,320     81.20    89,320     81.20      73,080     81.20    73,080     $1,747,680
           106.20      132,750     82.60      90,860     82.60    90,860     82.60      74,340     82.60    74,340     $1,777,812
           108.00      135,000     84.00      92,400     84.00    92,400     84.00      75,600     84.00    75,600     $1,807,944
           109.80      137,250     85.40      93,940     85.40    93,940     85.40      76,860     85.40    76,860     $1,838,076
           111.60      139,500     86.80      95,480     86.80    95,480     86.80      78,120     86.80    78,120     $1,868,208
           113.40      141,750     88.20      97,020     88.20    97,020     88.20      79,380     88.20    79,380     $1,898,342
           115.20      144,000     89.60      98,560     89.60    98,560     89.60      80,640     89.60    80,640     $1,928,474
           117.00      146,250     91.00     100,100     91.00   100,100     91.00      81,900     91.00    81,900     $1,958,606
           118.80      148,500     92.40     101,640     92.40   101,640     92.40      83,160     92.40    83,160     $1,988,738
           120.60      150,750     93.80     103,180     93.80   103,180     93.80      84,420     93.80    84,420     $2,018,870
           122.40      153,000     95.20     104,720     95.20   104,720     95.20      85,680     95.20    85,680     $2,049,004
           124.20      155,250     96.60     106,260     96.60   106,260     96.60      86,940     96.60    86,940     $2,079,136
           126.00      157,500     98.00     107,800     98.00   107,800     98.00      88,200     98.00    88,200     $2,109,268
           127.80      159,750     99.40     109,340     99.40   109,340     99.40      89,460     99.40    89,460     $2,139,400
           129.60      162,000    100.80     110,880    100.80   110,880    100.80      90,720    100.80    90,720     $2,169,532
           131.40      164,250    102.20     112,420    102.20   112,420    102.20      91,980    102.20    91,980     $2,199,666
           133.20      166,500    103.60     113,960    103.60   113,960    103.60      93,240    103.60    93,240     $2,229,798
           135.00      168,750    105.00     115,500    105.00   115,500    105.00      94,500    105.00    94,500     $2,259,930
           136.80      171,000    106.40     117,040    106.40   117,040    106.40      95,760    106.40    95,760     $2,290,062
           138.60      173,250    107.80     118,580    107.80   118,580    107.80      97,020    107.80    97,020     $2,320,194
           140.40      175,500    109.20     120,120    109.20   120,120    109.20      98,280    109.20    98,280     $2,350,328
           142.20      177,750    110.60     121,660    110.60   121,660    110.60      99,540    110.60    99,540     $2,380,460
           144.00      180,000    112.00     123,200    112.00   123,200    112.00     100,800    112.00   100,800     $2,410,592
           145.80      182,250    113.40     124,740    113.40   124,740    113.40     102,060    113.40   102,060     $2,440,724
           147.60      184,500    114.80     126,280    114.80   126,280    114.80     103,320    114.80   103,320     $2,470,856
           149.40      186,750    116.20     127,820    116.20   127,820    116.20     104,580    116.20   104,580     $2,500,990
           151.20      189,000    117.60     129,360    117.60   129,360    117.60     105,840    117.60   105,840     $2,531,122
           153.00      191,250    119.00     130,900    119.00   130,900    119.00     107,100    119.00   107,100     $2,561,254
           154.80      193,500    120.40     132,440    120.40   132,440    120.40     108,360    120.40   108,360     $2,591,386
           156.60      195,750    121.80     133,980    121.80   133,980    121.80     109,620    121.80   109,620     $2,621,518
           158.40      198,000    123.20     135,520    123.20   135,520    123.20     110,880    123.20   110,880     $2,651,652
           160.20      200,250    124.60     137,060    124.60   137,060    124.60     112,140    124.60   112,140     $2,681,784
           162.00      202,500    126.00     138,600    126.00   138,600    126.00     113,400    126.00   113,400     $2,711,916
           163.80      204,750    127.40     140,140    127.40   140,140    127.40     114,660    127.40   114,660     $2,742,048

